EXHIBIT 10.1

FIRST AMENDMENT TO

MEMBERSHIP INTEREST PURCHASE AGREEMENTS

This first amendment to the stock purchase agreement (this “First Amendment”) is made and entered into on June 17, 2022 (the “Effective Date”), by and between DEP NEVADA, INC. (“Buyer”) on one hand and CARY STIEBEL, JANA STIEBEL, JAYME RIVARD, ADRIAN DERMICEK, AND LAURIE JOHNSON (collectively the “Sellers”) and CANOPY MONTEREY BAY, LLC (“Company”) on the other hand. Buyer, Sellers and Company are hereinafter sometimes referred to together as the “Parties” and individually as a “Party.”

WHEREAS, Sellers and Buyer entered into a Membership Interest Purchase Agreement dated November 30, 2021 wherein the Seller is selling to the Buyer and the Buyer is purchasing from Seller, eighty percent (80%) of the issued and outstanding membership interest of Company (the “MIPA #1”) pursuant to the terms and conditions of MIPA #1;

WHEREAS, Seller, Cary Stiebel (“Mr. Stiebel”) and Buyer entered into a second Membership Interest Purchase Agreement dated November 30, 2021 wherein Mr. Stiebel is selling to the Buyer and the Buyer is purchasing from Mr. Stiebel, twenty percent (20%) of the issued and outstanding membership interest of Company (the “MIPA #2”) pursuant to the terms and conditions of MIPA #2;

WHEREAS, by this First Amendment, the Parties desire to modify the terms and conditions of MIPA #1 and MIPA #2 (collectively, the “MIPAs”) as further described herein; and

NOW, THEREFORE, in consideration of the covenants, agreements, representations, and warranties contained in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1. Definitions. Except as expressly amended hereby, any capitalized terms used herein which are defined in MIPA #1 and MIPA #2 shall have the same meanings herein as in MIPA #1 and MIPA #2, unless the context clearly indicates otherwise.

2. Amendments.

a. Amendment to Cash Purchase Price. As of the Effective Date of this First Amendment, pursuant to Section 3.02 of MIPA #1, Buyer has deposited the entire Cash Purchase Price with Escrow Agent and the Parties have executed the Escrow Agreement governing the Escrow Agent’s release of the Cash Purchase Price. The Parties hereby agree to amend MIPA #1 to reduce the Cash Purchase Price by One Million Two Hundred Fifty Thousand Dollars (US$1,250,000.00) (the “Reduction Amount”) resulting in the Cash Purchase Price being reduced from Two Million Five Hundred Thousand Dollars ($2,500,000.00) to One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) (the “New Cash Purchase Price”). MIPA #1 is hereby amended such that the Cash Purchase Price shall be replaced by the New Cash Purchase Price. Contemporaneous with the execution of this First Amendment, the Parties shall execute the amendment to the Escrow Agreement attached hereto as Schedule A (the “Amended Escrow Agreement”), irrevocably directing Escrow Agent to release the Reduction Amount to Buyer.

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b. Consideration For Reduced Cash Purchase Price. As consideration for Sellers accepting the New Cash Purchase Price, Buyer shall release a portion of the New Cash Purchase Price and cause its Parent Entity to issue to Sellers certain additional shares of Parent Entity common stock (as described below) (collectively, the “Amendment Shares”):

i. Early Cash Release. The Parties agree that, in connection with this Amendment, the Buyer hereby agrees to release to Sellers One Hundred Thousand Dollars ($100,000.00) of the New Cash Purchase Price as further set forth in the Amended Escrow Agreement.

ii. Initial Amendment Shares. Buyer shall cause its Parent Entity to issue One Million Two Hundred Fifty Thousand Dollars (US$1,250,000.00) worth of shares of Parent Entity’s common stock based on the VWAP (as defined in MIPA #2), and subject to compliance with the policies of the Canadian Securities Exchange (the “CSE”), calculated as of the Effective Date of this First Amendment (the “Initial Amendment Shares”). The Initial Amendment Shares shall be held with Parent Entity’s transfer agent and released to Sellers on the date following: (i) the New Cash Purchase Price being released from the Escrow Agent and paid to Sellers; and (ii) Sellers having provided to Buyer written direction for release of the Initial Amendment Shares. A portion of the Initial Amendment Shares shall be paid to each Seller in the amounts set forth on Schedule C attached hereto, which shall be fully executed and delivered to Buyer within ten (10) days following execution of this Amendment. In the event Schedule C is not signed and delivered within such time, Buyer shall be permitted to issue to Mr. Stiebel one hundred percent (100%) of the Initial Amendment Shares. Sellers hereby waive any claims against Buyer and Parent Entity in connection with any issuance made in accordance with this Section 2(b)(i).

iii. Additional MIPA #2 Shares. In connection with the MIPAs, on December 3, 2021, Buyer has caused Parent Entity to issue One Million Dollars (US$1,000,000.00) worth of shares to Mr. Stiebel to be held by Parent Entity’s transfer agent in connection with Buyer’s potential obligation to pay the Purchase Price (as defined in MIPA #2) (the “MIPA #2 Shares”). The Parties agree that on the Effective Date of this First Amendment, the Buyer shall cause Parent Entity to issue additional shares to Mr. Stiebel equal to the difference between the amount of the MIPA #2 Shares and the amount of shares the Mr. Stiebel would have received had the VWAP for the MIPA #2 Shares been calculated as of the Effective Date of this First Amendment (the “Additional MIPA #2 Shares”). For the purposes of example only: Buyer and Mr. Stiebel agree that MIPA #2 Shares equal 2,728,156 shares of Parent Entity’s common stock. If the VWAP for One Million Dollars (US$1,000,000.00) worth of shares calculated as of the Effective date of this First Amendment, and subject to compliance with the policies of the CSE, would result in 3,000,000 shares of Parent Entity, the Additional MIPA #2 Shares shall be equal to 271,844 shares. The MIPA #2 Shares shall be held pending release of the Initial Amendment Shares as set forth in Section 2(b)(ii).

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iv. Additional Amendment Shares. On the date that is eighteen (18) months (548 days) following the Effective Date of this First Amendment (the “Additional Share Issuance Date”), Buyer shall cause its Parent Entity to issue One Hundred Thousand Dollars (US$100,000.00) worth of shares of Parent Entity’s Common Stock based on the VWAP (as defined in MIPA #2), and subject to compliance with the policies of the CSE, calculated as of the Additional Share Issuance Date (the “Additional Amendment Shares”). A portion of the Additional Amendment Shares shall be paid to each Seller in the amounts set forth on Schedule C attached hereto, which shall be fully executed and delivered to Buyer within ten (10) days following execution of this Amendment. In the event Schedule C is not signed and delivered within such time, Buyer shall be permitted to issue to Mr. Stiebel one hundred percent (100%) of the Additional Amendment Shares. The Additional Amendment Shares shall be held until Buyer receives written notice from Sellers directing Buyer to release the Additional Amendment Shares. Sellers hereby waive any claims against Buyer and Parent Entity in connection with any issuance made in accordance with this Section 2(b)(iii).

v. Additional True-up Shares. Notwithstanding anything set forth in the MIPAs to the contrary, in the event the Purchase Price is increased in accordance with Section 2.02(b) of MIPA #2, any additional amounts payable to Sellers by Buyer (“Buyer True-up Amounts”) shall be paid at Buyer’s option by Buyer causing Parent Entity to issue shares of Parent Entity’s common stock to Sellers based on the VWAP calculated as of the Effective Date of this First Amendment and subject to compliance with the policies of the CSE. As the Buyer True-up Amounts, if any, are unknown at this time, Buyer shall cause Parent Entity to issue to Mr. Stiebel Three Hundred Thousand Dollars (US$300,000.00) worth of shares within three (3) days following the Effective Date of this First Amendment, which shall be priced at the VWAP calculated as of the Effective Date of this First Amendment, and subject to compliance with the policies of the CSE, (the “Additional True-up Shares”). Prior to the conclusion of the calculation of the Actual Working Capital in accordance with the MIPAs, Sellers shall complete, execute and deliver to Buyer Schedule D, which shall set forth the amount of Additional True-up Shares each Seller is entitled to (as applicable) and Buyer shall retitle the Additional True-up Shares in accordance with Schedule D. In the event Schedule D is not completed, executed and delivered to Buyer prior to the conclusion of the calculation of the Actual Working Capital, Buyer shall have no obligation to retitle the shares and all Sellers hereby waive any claims against Buyer and Parent Entity in connection with such issuance made in accordance with this Section 2(b)(iv). Upon conclusion of the calculation of the Actual Working Capital in accordance with the MIPAs, the Parties agree as follows:

A. If the Actual Working Capital is less than the Target Working Capital, the Purchase Price (as defined in MIPA #2) shall be reduced by an amount equal to the difference between the Target Working Capital and the Actual Working Capital and all of the Additional True-up Shares shall be forfeited and retuned to Company for cancellation;

B. If the Actual Working Capital is greater than the Target Working Capital and the Additional True-up Shares are sufficient to cover the difference between the Actual Working Capital and the Target Working Capital (the “DEP Deficit”), the Parties agree that all or a portion of the Additional True-up Shares (valued at the VWAP calculated as of the Effective Date of this First Amendment and subject to compliance with the policies of the CSE) shall be issued to Sellers to satisfy the DEP Deficit owed by Buyer to Sellers in accordance with Section 2.02(b) of MIPA #2;

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C. If the Actual Working Capital is greater than the Target Working Capital and the Additional True-up Shares are insufficient to cover the DEP Deficit, all of the Additional True-up Shares shall be issued to Sellers and the Parties agree that any additional amounts owed to Sellers shall be paid by Buyer to Sellers via additional shares of Parent Entity;

In addition to the terms of this Amendment, the Parties hereby expressly agree that the release of any Additional True-up Shares hereunder shall be subject to Sellers providing written direction to Buyer for the release of the Additional True-up Shares payable hereunder.

c. Securities Regulations. The issuance of any Parent Entity shares pursuant to this First Amendment is subject to an exemption from the registration requirements under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) and applicable state securities laws, and subject to an exemption from the prospectus requirements being available under British Columbia Instrument 72-503 - Distributions of Securities Outside of British Columbia (“BCI 72-503”), and all in accordance with the policies of the CSE. No shares shall be issued hereunder unless and until the appropriate documents are submitted to Buyer, including without limitation, the U.S. Accredited Investor Certificate (discussed below).

Each of the Sellers represents, warrants and acknowledges that it is acquiring the MIPA #2 Shares, Additional MIPA #2 Shares, Additional Amendment Shares and Additional True-up Shares (collectively referred to as the “Securities”), as applicable, as principal for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof or any other security related thereto within the meaning of the U.S. Securities Act. Sellers acknowledge that neither the Buyer nor Parent Entity have registered the offer and sale of the Securities under the U.S. Securities Act or any state securities laws. In this regard, the Sellers hereby acknowledge and agrees that the Buyer and the Parent Entity make no representations as to any resale or other restrictions affecting the Securities to be issued to the Sellers under this First Amendment and that it is presently contemplated that the Securities will be issued by the Parent Entity to the Sellers in reliance upon an exemption from the prospectus requirements under BCI 72-503 and in reliance upon an exemption from the registration requirements under the U.S. Securities Act provided by Rule 506(b) of Regulation D thereunder, and all applicable state securities laws, which will impose trading restrictions on the Securities. The Sellers have reviewed and duly executed the U.S. Accredited Investor Certificate in the form attached to this Agreement as Schedule B to ensure the Securities are issued by the Parent Entity to the Sellers in compliance with the exemption from the registration requirements provided by Rule 506(b) of Regulation D under the U.S. Securities Act. Schedule B is incorporated into this First Amendment by reference and forms a part of this First Amendment. The Sellers hereby also acknowledge and understand that neither the sale of the Securities nor any of the Securities themselves, have been registered under the U.S. Securities Act or any state securities laws, and, furthermore, that the Securities must be held indefinitely unless subsequently registered under the U.S. Securities Act or an exemption from such registration is available. In addition, the Sellers hereby also acknowledge and understand that the certificate(s) representing the Securities will be stamped with the following legends (or substantially equivalent language) restricting transfer in the following manner:

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“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”;

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [insert the date that is 4 months and a day after the distribution date].”

The Sellers hereby consent to the Parent Entity making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described hereinabove.

3. No Further Amendments. Except as expressly provided herein, the MIPAs shall be unaffected hereby and shall remain in full force and effect.

4. Miscellaneous.

(a) Governing Law. This First Amendment will be governed and construed according to the choice of governing and constructive law set forth in the MIPAs.

(b) Assignment. Neither this First Amendment nor any of the rights or obligations of the Parties hereunder may be assigned without the prior written consent of the other Party.

(c) Entire Agreement. This First Amendment constitutes the sole and complete understanding of the Parties with respect to its subject matter addressed herein and supersedes all prior or contemporaneous communications between the Parties concerning such subject matter.

(d) Counterparts. This First Amendment may be executed in counterparts by facsimile, email or electronic signature (e.g. Docusign or adobesign), each of which will constitute an original, but which collectively will form one and the same instrument.

[signature page follows]

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IN WITNESS WHEREOF, this Amendment to MIPA #1 and MIPA #2 has been duly executed and delivered by each of the Parties hereto as of the day and year first above written.

BUYER:		COMPANY:

DEP Nevada, Inc.		Canopy Monterey Bay, LLC

By:	/s/ Stephen ‘Trip’ Hoffman	By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman	Name:	Stephen ‘Trip’ Hoffman
Its:	Authorized Signatory	Its:	Authorized Signatory

SELLER:

/s/ Cary Stiebel
Cary Stiebel

/s/ Jana Stiebel
Jana Stiebel

/s/ Jayme Rivard
Jayme Rivard

/s/ Adrian Dermicek
Adrian Dermicek

/s/ Laurie Johnson
Laurie Johnson

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SCHEDULE A

JOINT ESCROW INSTRUCTIONS

[to be inserted on subsequent page]

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SCHEDULE B

U.S. ACCREDITED INVESTOR CERTIFICATE

This is a U.S. Accredited Investor Certificate relating to the acquisition of shares of common stock of Body and Mind Inc. (the “Company”)

To:	BODY AND MIND INC.

This U.S. Accredited Investor Certificate (the “Certificate”) is being completed in connection with the issuance of MIPA #2 Shares, Additional MIPA #2 Shares, Additional Amendment Shares and Additional True-up Shares, as applicable, (collectively, the “Securities”) to the undersigned pursuant to the First Amendment to Membersip Interest Purchase Agreements entered into between DEP Nevada, Inc., Canopy Monterey Bay, LLC, Cary Stiebel, Jana Stiebel, Jayme Rivard, Adrian Dermicek and Laurie Johnson, dated May __, 2022 (the “First Amendment”).

The term “U.S. Person” means a U.S. person as defined in Regulation S promulgated under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), and includes: (a) any natural person resident in the United States; (b) any partnership or corporation organized or incorporated under the laws of the United States; (c) any trust of which any trustee is a U.S. Person; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by accredited investors (within the meaning assigned in Rule 501(a) of Regulation D promulgated under the U.S. Securities Act) who are not natural persons, estates or trusts; (e) any estate of which any executor or administrator is a U.S. Person. Capitalized terms not specifically defined in this Certificate will have the meaning ascribed to them in the First Amedment to which this Certificate relates.

1.

The undersigned covenants, represents and warrants to the Company that it is a U.S. Person and it is an “accredited investor” as defined in Regulation D by virtue of satisfying one or more of the categories indicated in Section 3 below.

2.	The undersigned further covenants, represents and warrants to the Company that:

(a)

it understands that the Securities have not been and will not be registered under the U.S. Securities Act, that the sale contemplated hereby is being made in reliance on the exemption from such registration requirement provided by Rule 506(b) of Regulation D, that as such the Securities will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and the undersigned is familiar with such rule and understands the resale limitations imposed thereby and the U.S. Securities Act;

(b)

it acknowledges that it has not acquired the Securities as a result of any form of “general solicitation” or “general advertising” (as such terms are defined in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(c)

acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of such Securities;

(d)

it understands and agrees that there may be material tax consequences to the undersigned of an acquisition, disposition or exercise of any of the Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the undersigned under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such Securities. In particular, no determination has been made whether the Company will be a “passive foreign investment company” (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code;

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(e)

it understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates, or an ownership statement issued under a direct registration system or other electronic book-entry system, representing the Securities will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

provided, however, if any Securities are being sold, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(f)	the undersigned acknowledges that the certificates representing the Securities will bear a legend in substantially the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [insert the date that is 4 months and a day after the distribution date].”

(g)	it is a resident of the state or other jurisdiction listed in its address as indicated below the undersigned’s signature hereto;

(h)

it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

(i)

the Company has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

(j)

it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of such Securities in violation of the United States securities laws;

(k)	if it decides to offer, sell or otherwise transfer any of such Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless

(i)	the sale is to the Company;

(ii)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “Blue Sky” laws; or

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(iv)	the Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

and, in the case of clauses (iii) or (iv) above, it has prior to such sale furnished to the Company an opinion of counsel or other evidence of exemption in form and substance reasonably satisfactory to the Company;

(l)

it understands that the Company is not obligated to file and has no present intention of filing with the U.S. Securities and Exchange Commission or with any state securities administrators any registration statement in respect of resales of the Securities in the United States; and

(m)

it understands and acknowledges that the Company was previously a “shell company” as such term is defined in Rule 405 under the U.S. Securities Act and that if the Company is not in compliance with the requirements of Rule 144(i)(2) under the U.S. Securities Act that Rule 144 may not be available for resales of the Securities.

3.

The undersigned further covenants, represents and warrants to the Company that it qualifies as an “accredited investor” as defined in Regulation D by virtue of satisfying one or more of the categories (please place your initials on the appropriate line(s) 1 through 23 below):

_______ Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_______ Category 4.	An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; or

_______ Category 5.

An investment adviser relying on the exemption from registering with the United States Securities and Exchange Commission  (the “Commission”) under section 203(l) or (m) of the Investment Advisers Act of 1940; or

_______ Category 6.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

_______ Category 7.	An investment company registered under the United States Investment Corporation Act of 1940; or

_______ Category 8.	A business development company as defined in Section 2(a)(48) of the United States Investment Corporation Act of 1940; or

_______ Category 9.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_______ Category 10.	A rural business investment company as defined in section 384A of the Consolidated Farm and Rural Development Act; or

_______ Category 11.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

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_______ Category 12.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are U.S. Accredited Investors; or

_______ Category 13.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_______ Category 14.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a limited liability company, a Massachusetts or similar business trust, a partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or

_______ Category 15.	Any director or executive officer of the Company; or

_______ Category 16.

A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent (being a cohabitant occupying a relationship generally equivalent to that of a spouse), excluding the value of that person’s primary residence net of any mortgage obligation secured by the property, exceeds US$ 1,000,000 (note: for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability; (iv) for the purposes of calculating joint net worth of the person and that person’s spouse or spousal equivalent, (A)joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and (B) assets need not be held jointly to be included in the calculation; and (v) reliance by the person and that person’s spouse or spousal equivalent on the joint net worth standard does not require that the securities be purchased jointly); or

_______ Category 17.

A natural person (including an IRA (Individual Retirement Account) owned by such person) who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_______ Category 18.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

_______ Category 18a.

A revocable trust which may be revoked or amended by its settlors (creators), each of whom is a U.S. Accredited Investor (note: if this category is selected, you must furnish a supplementary representation letter from each settlor confirming how such settlor qualifies as a U.S. Accredited Investor); or

_______ Category 19.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

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If you checked Category 19, please indicate the name and category of U.S Accredited Investor (by reference to the applicable number in this section 2(e)) of each equity owner:

Name of Equity Owner	Category of U.S. Accredited Investor

Note: It is permissible to look through various forms of equity ownership to natural persons in determining the U.S. Accredited Investor status of entities under this category. If those natural persons are themselves U.S. Accredited Investors, and if all other equity owners of the entity seeking U.S. Accredited Investor status are U.S. Accredited Investors, then this category will be available.

_______ Category 20.

An entity, of a type not listed in Categories 1-14, 18 or 19, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of US$5,000,000 (note: for the purposes of this Category 20, “investments is defined in Rule 2a51-1(b) under the Investment Company Act of 1940); or

_______ Category 21.

A natural person holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for U.S. Accredited Investor status, including an IRA (Individual Retirement Account) owned by such person: The General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65); or

_______ Category 22.

A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person (a “Knowledgeable Family Office Administrator”) who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

_______ Category 23.

A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements set forth in Category 23 above and whose prospective investment in the Company is directed by such family office with the involvement of the Knowledgeable Family Office Administrator.

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The foregoing representations, warranties and covenants are true and accurate as of the date of this Certificate.

Dated: ___________________ __, 2022.

X
Signature

Name of undersigned (please print)
Name of witness (if undersigned is an individual)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)
Signature of witness

Address of undersigned (please print)

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SCHEDULE C

ADDITIONAL SHARES

“Initial Amendment Shares”

Seller	Amount of Initial Amendment Shares to be issued:
Cary Stiebel
Jana Stiebel
Jayme Rivard
Adrian Dermicek
Laurie Johnson

“Additional Amendment Shares”

Seller	Amount of Additional Amendment Shares to be issued:
Cary Stiebel
Jana Stiebel
Jayme Rivard
Adrian Dermicek
Laurie Johnson

SELLER:

_______________________________

Cary Stiebel

_______________________________

Jana Stiebel

_______________________________

Jayme Rivard

_______________________________

Adrian Dermicek

_______________________________

Laurie Johnson

Schedule C

LEGAL_39171884.1

14

SCHEDULE D

ADDITIONAL TRUE-UP SHARES

“Additional True-up Shares”

Seller	Amount of Additional True-up Shares to be retitled:
Cary Stiebel
Jana Stiebel
Jayme Rivard
Adrian Dermicek
Laurie Johnson

SELLER:

_______________________________

Cary Stiebel

_______________________________

Jana Stiebel

_______________________________

Jayme Rivard

_______________________________

Adrian Dermicek

_______________________________

Laurie Johnson

Schedule D

LEGAL_39171884.1

15